UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report  (date of earliest event reported):  February 7, 2002

SCP POOL CORPORATION (Exact name of registrant as specified in its charter)

Delaware	0-26640	36-3943363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 Northpark Boulevard, Covington, Louisiana	70433-5001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(985) 892-5521

SCP POOL CORPORATION

Item 7.   Financial Statements and Exhibits

a.–b.   Financial statements of businesses acquired and pro forma financial information

None.

c.	Exhibits

Exhibit Number 99	Description Press Release dated as of February 7, 2002, announcing fourth quarter 2001 earnings results.

SCP POOL CORPORATION

Item 9.   Regulation FD Disclosure

On February 7, 2002, SCP Pool Corporation, a Delaware corporation, issued a press release announcing record fourth quarter 2001 earnings results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on February 11, 2002.

SCP POOL CORPORATION

By: /s/ Craig K. Hubbard
Craig K. Hubbard
Chief Financial Officer, Treasurer and Secretary